                INSTALLMENT SALE CONTRACT (SECURITY AGREEMENT)

                                                                   EXHIBIT 10.54

PURCHASER(S):                                     SELLER (DEALER):
MEADOW VALLEY CONTRACTORS,                        WHEELER MACHINERY CO.
INC.
PO BOX 60726                                      4901 WEST 2100 SOUTH

PHOENIX, AZ 85082                                 SALT LAKE CITY UT 84120-1227
County:MARICOPA

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Subject to the terms and conditions set forth below and on the reverse side hereof, Seller hereby sells the equipment described below (the "Unit" or "Units") to Purchaser, and Purchaser (if more than one, jointly and severally), having been offered both a cash sale price and a time sale price, hereby buys the Units from Seller on a time sale basis.

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
     NEW       (IF USED)                                                                            DELIVERED
     OR        FIRST                                                                                CASH SALE
     USED      USED      MODEL         DESCRIPTION OF UNIT(S)                   SERIAL#                 PRICE
----------------------------------------------------------------------------------------------------------------
(1)  USED      1989      140G          Caterpillar MOTOR GRADER                 72V12452           118,694.60

(1)  USED      1994      CS563         Caterpillar COMPACTOR                    8XF01017            82,525.78

(1)  USED      1994      LNT8000       Ford Water Truck                         1FDYW8ZEGRVAD7118   62,267.49
                                                                                ACCEPTED, ACKNOWLEDGED
                                                                                AND CERTIFIED BY CATERPILLAR
                                                                                FINANCIAL SERVICES CORPORATION
                                                                                AS THE ORIGINAL

                                                                                BY: /s/ J. R. English
                                                                                TITLE: EXECUTIVE VICE PRESIDENT
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FIRST      DESCRIPTION OF ADDITIONAL SECURITY
USED       [MAKE MODEL & SERIAL NUMBER]                  Sub-Total............................ $   263,487.87
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NONE                                                     Sales Tax............................ $     8,335.05
                                                    1.   Total Cash Sale Price................ $   271,822.92
                                                         Cash Down Pay              114,924.76
                                                         Net Trade-in Allow               0.00
                                                    2.   Total Down Payment................... $   114,924.79
-------------------------------------------------
FIRST      DESCRIPTION OF TRADE-IN EQUIPMENT        3.   Unpaid Balance of Cash Price (1 - 2). $   156,898.13
USED       [MAKE MODEL & SERIAL NUMBER]             4.   Official Fees (Specify).............. $       150.00
-------------------------------------------------
                                                         Documentation Fee              150.00

                                                    5.   Physical Damage Insurance............ $
                                                    6.   Principal Balance
-------------------------------------------------
                                                         (Amount Financed) (3 + 4 + 5)........ $   157,048.13
                                                    7.   Finance Charge
Trade-in Value                               0.00        (Time Price Differential)............ $    18,944.35
Less Owing to (----n/a----)                  0.00   8.   Time Balance
Net Trade-in Allowance                       0.00        (Total of Payments) (6 + 7).......... $   175,992.45
                                                    9.   Time Sale Balance
Location of Units: 640 M Main                            (Total of Payment Price) (2 + 8)..... $   290,917.27
                   M Salt Lake, UT 84054            10.  Annual Percentage Rate                          7.56%
                                                    11.  Date FINANCE CHARGE begins to accrue.         1/1/97
                                                                                                 --------------

PURCHASER HEREBY SELLS AND CONVEYS TO SELLER THE ABOVE DESCRIBED TRADE-IN EQUIPMENT AND WARRANTS IT TO BE FREE AND CLEAR OF ALL CLAIMS, LIENS, SECURITY INTERESTS AND ENCUMBRANCES EXCEPT TO THE EXTENT SHOWN ABOVE.

     1. PAYMENT: Purchaser promises to pay to Seller at the address designated in writing by Seller the Time Balance (item 8 above) as follows [check (a) or
(b)]:

 X  (a) in 36 equal monthly installments of $4,888.68 each, with the first
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installment due on 2/1/97 and the balance of the installments due on the like day of each month thereafter, (except no payments shall be due during the month(s) of (____n/a____)), until the entire indebtedness has been paid; or

__ (b) in accordance with the Payment Schedule attached to this Contract.

(Provisions of section 1 continued on reverse.)
          SEE REVERSE SIDE FOR ADDITIONAL TERMS AND CONDITIONS WHICH ARE A PART OF THIS CONTRACT.

LIABILITY INSURANCE COVERAGE FOR BODILY INJURY AND PROPERTY DAMAGE CAUSED TO OTHERS IS NOT INCLUDED IN THIS CONTRACT.

NOTICE TO PURCHASER: (1) DO NOT SIGN THIS CONTRACT BEFORE YOU READ IT OR IF IT CONTAINS ANY BLANK SPACES; (2) YOU ARE ENTITLED TO AN EXACT COPY OF THE CONTRACT YOU SIGN: (3) UNDER THE LAW YOU MAY HAVE THE RIGHT TO PAY OFF IN ADVANCE THE FULL AMOUNT DUE AND TO OBTAIN A PARTIAL REFUND OF THE FINANCE CHARGE.

PURCHASER ACKNOWLEDGES RECEIPT OF A FULLY COMPLETED COPY OF THIS CONTRACT EXECUTED BY BOTH PURCHASER AND SELLER.

Purchaser(s) and Seller have duly executed this Contract as of 1/1, 1997.

Purchaser(s):                                Seller:
MEADOW VALLEY CONTRACTORS,                   WHEELER MACHINERY CO.
INC.                                         Cashman Equipment Company

By /s/ KENNETH D. NELSON                     By /s/ THOMAS H. CLARK
  ------------------------------------         ---------------------------------

Name (PRINT) KENNETH D. NELSON               Name  (PRINT) THOMAS H. CLARK
            --------------------------                   -----------------------

Title  VICE PRESIDENT                        Title SECRETARY - TREASURER
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